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                                  Exhibit 14(b)
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                               CONSENT OF COUNSEL


     We hereby consent to the use of our name and the reference to our firm included in or made a part of the Registration Statement of The One Group on Form N-14 under the Securities Act of 1933, as amended.

                                        Ropes & Gray

                                        ROPES & GRAY



Washington, D.C.

January 19, 1996